EXHIBIT 99.1
                                  ------------

         Computational Materials prepared by HSBC Securities (USA) Inc.
             in connection with HSBC Home Equity Loan Trust 2005-2,
          Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2

                              HSBC [Logo Omitted]
                            HSBC Finance Corporation
--------------------------------------------------------------------------------
                              New Issue Term Sheet
                              --------------------


$1,020,900,000 (approximate)

HSBC Home Equity Loan Trust 2005-2
Issuer

Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2

HSBC Home Equity Loan Corporation I
Depositor

HSBC Finance Corporation
Master Servicer

July 26, 2005

HSBC [Logo Omitted]
HSBC Securities (USA) Inc.
Lead Manager


Banc of America Securities [Logo Omitted] Citigroup [Logo Omitted] Credit Suisse First Boston [Logo Omitted] JPMorgan [Logo Omitted]

Co-Managers


This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)

                                   Disclaimer


The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in this New Issue Term Sheet is preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such prospectus and the prospectus supplement.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA) Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.



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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)




                           Forward Looking Statements

Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.



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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                            [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)





                                                       HSBC Home Equity Loan Trust 2005-2

                                                                  Notes
                                                         Exp. WAL
                Approximate                   Day       (Call/Mat)     Exp Prin Win    Exp. Ratings     Delay         ERISA
   Class          Size(1)        Coupon(2)   Count        (3)(4)       (Call/Mat)(3)(4) (Mdy/S&P/F)      Days        Eligible
    A-1        $620,900,000      1 m L+[ ]  Act/360     2.37/2.54        1-65/1-94      Aaa/AAA/AAA        0           Yes
    A-2        $155,200,000      1 m L+[ ]  Act/360     2.37/2.54        1-65/1-94      Aaa/AAA/AAA        0           Yes
    M-1        $122,400,000      1 m L+[ ]  Act/360     2.37/2.54        1-65/1-94      Aa1/AA+/AA+        0           Yes
    M-2        $122,400,000      1 m L+[ ]  Act/360     2.37/2.54        1-65/1-94       Aa2/AA/AA         0           Yes
---------------------------------------------------------------------------------------------------------------------------------

Legal Final Maturity: January 20, 2035.


     Notes:
     ------

     (1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

     (2) It is  expected  that the Notes will be subject to an  Available  Funds
     Cap.

     (3) The Notes are priced to a 15% optional clean-up call (as a percentage of the aggregate initial principal amount of the Notes). If the Optional Termination is not exercised, an auction process will begin in the third following month. Starting with the month after the first failed auction, all payments that would normally go to the ownership interest in the Trust will be used to pay down the Notes.

     (4) Based on the prepayment Pricing Speed as described below.


                                 Pricing Speed

100% PPC:

100% PPC assumes on a seasoning adjusted basis that prepayments start at 0% CPR in month one, increase by approximately 1.3158% each month to 25% CPR in month twenty, and remain at 25% CPR thereafter.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                      HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)


                                   Contacts


HSBC


ABS Term Origination
Rob DiOrio                                   212-525-3651
Managing Director                            rob.diorio@us.hsbc.com

Ted Hsueh                                    212-525-2303
Senior Vice President                        ted.hsueh@us.hsbc.com

Dhruv Narain                                 212-525-2516
Assistant Vice President                     dhruv.narain@us.hsbc.com

Michael P. McCormick                         212-525-3285
Analyst                                      michael.p.mccormick@us.hsbc.com




ABS Syndicate
Caroline Morrill                             212-525-3785
Managing Director                            caroline.morrill@us.hsbc.com

Michael Banchik                              212-525-3399
Senior Vice President                        michael.banchik@us.hsbc.com

ABS Trading
George Smith                                 212-525-3786
Managing Director                            george.smith@us.hsbc.com

Christopher Franklin                         212-525-4111
Vice President                               christopher.franklin@us.hsbc.com




ABS Structuring and Analytics
Cyrus Mohebbi                                212-525-3781
Managing Director                            cyrus.mohebbi@us.hsbc.com

Dan Costin                                   212-525-3782
Senior Vice President                        dan.costin@us.hsbc.com

Januar Laude                                 212-525-6086
Senior Vice President                        januar.laude@us.hsbc.com

Tsevi Vovor                                  212-525-6098
Vice President                               tsevi.vovor@us.hsbc.com

--------------------------------------------------------------------------------

Rating Agencies
Daniel Gringauz                              212-553-4108
Moody's                                      daniel.gringauz@moodys.com

Becky Cao                                    212-438-2595
S&P                                          becky_cao@standardandpoors.com

Kei Ishidoya                                 212-908-0238
Fitch                                        kei.ishidoya@fitchratings.com


--------------------------------------------------------------------------------



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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)







                                Summary of Terms

Issuer:                    HSBC Home Equity Loan Trust 2005-2 (the "Trust")

Sellers: Wholly owned subsidiaries of HSBC Finance Corporation, including subsidiaries of Beneficial Corporation

Offered Notes:             Closed-End Home Equity Loan Asset-Backed Notes,
                           Series 2005-2 (the "Notes")

Depositor:                 HSBC Home Equity Loan Corporation I

Master Servicer:           HSBC Finance Corporation ("HSBC Finance")

Indenture Trustee:         U.S. Bank, National Association

Administrator:             HSBC Bank USA, N.A.

Owner Trustee:             The Bank of New York

Lead Manager:              HSBC Securities (USA) Inc.

                           (HSBC Securities (USA) Inc. is an affiliate of HSBC Finance, the Sellers and the Depositor)

Co-Managers:               Banc of America Securities LLC, Citigroup Global
                           Markets Inc., Credit Suisse First Boston LLC,
                           J.P.Morgan Securities Inc.

Expected Pricing Date:     On or about July 28, 2005

Expected Closing Date:     On or about August 3, 2005

Tax Status:                Subject to the considerations described in the
                           Prospectus, the Notes will be debt for federal income tax purposes

ERISA Eligibility:         The Notes are expected to be ERISA eligible subject
                           to the considerations described in the Prospectus and Prospectus Supplement.

SMMEA Eligibility:         The Notes will NOT constitute "mortgage related
                           securities" for purposes of SMMEA

Servicing Fee:             0.50% per annum of the outstanding principal
                           balance of each home equity loan as of the first day of the related Collection Period

Cut-Off Date:              The close of business on July 6, 2005



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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)








                         Summary of Terms (Continued)

Home Equity Loans:         There will be 10,314 closed-end, declining or fixed
                           rate, fully amortizing home equity loans with an aggregate principal balance of approximately
                           $1,288,192,285 as of the Cut-Off Date. The home equity loans are secured by first or second liens on one-to-four family residential properties. All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made.

                           For collateral statistics please see the "Description of the Cut-Off Date Collateral" below.

Payment Dates:             The 20th of each month, or if such day is not a
                           business day, the next succeeding business day, beginning in September 2005.

Accrued Interest:          The price to be paid by investors for the Notes
                           will not include accrued interest (i.e. settle flat, 0 delay days).

Collection Period:         The calendar month preceding the month in which
                           such Payment Date occurs, except that with respect to the initial Payment Date, the Collection Period is the period beginning on the Cut-Off Date and ending on August 31, 2005.

Interest Accrual Period:   The interest accrual period for the Notes with
                           respect to any Payment Date (other than the first
                           Payment Date) will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date. For the first Payment Date, there will be two Interest Accrual Periods, the first of which will begin on the Closing Date and end on August 21, 2005, and the second of which will begin on August 22, 2005 and end on the day prior to the first Payment Date. Interest will accrue during each Interest Accrual Period on an actual/360 day count basis.

Payment Delay:             0 days.

Form of Notes:             Book entry form, same day funds (through DTC, and
                           if applicable, Euroclear and Clearstream).



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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)






                         Summary of Terms (Continued)

Substitution Ability:      The Master Servicer will have the right to
                           substitute up to 2% of the aggregate pool balance of the home equity loans as of the Cut-Off Date, subject to required eligibility criteria.

Optional Termination/      On the Payment Date immediately following the first
Maturity Date:             Payment Date on which the aggregate principal
                           balance of the Notes is less than 15% of the aggregate principal balance of the Notes on the Closing Date, the Master Servicer will have the option to purchase the remaining home equity loans from the Trust. To the extent that the Master
                           Servicer does not exercise its optional termination right within three months of the Payment Date on which the purchase option could first be exercised, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining home equity loans in the Trust. In addition, if the principal and interest due on the Notes is not paid in full by the Payment Date in August 2015, the Indenture Trustee will begin an auction process for the sale of the remaining home equity loans. On each Payment Date subsequent to the earlier of (i) the date on which the first auction conducted in connection with the 15% optional termination outlined above is not successful and (ii) the August 2015 Payment Date, all payments that would normally be distributed to the ownership interest in the Trust will be used to pay down the Notes.
                           Generally, at the time the home equity loans are sold, the outstanding principal balance of the Notes will be paid in full with accrued interest and any Supplemental Interest Amount. However, in certain limited circumstances (with consent of 66
                           2/3% of the outstanding principal balance of all of the Notes in the aggregate), the home equity loans remaining in the Trust after the Payment Date in August 2015 may be sold for less than the full outstanding principal balance of, and accrued interest and any Supplemental Interest Amount on, the Notes.

Monthly Master             The Master Servicer will not make advances relating
Servicer Advances:         to delinquent payments of principal and interest
                           with respect to any home equity loan included in the Trust.

Prospectus:                The Notes are being offered pursuant to a
                           prospectus supplemented by a prospectus supplement
                           (together, the "Prospectus"). Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)


                              Credit Enhancement

Credit Enhancement:        1)  Excess Interest: Because more interest is
                               expected to be paid by the borrowers than is necessary to pay interest on the Notes and other expenses of the Trust each month, there is expected to be excess interest which may be used to make additional payments of principal on the Notes.

                           2) Overcollateralization: The excess of the principal balance of the home equity loans over the outstanding principal balance of the Notes represents overcollateralization which will absorb losses on the home equity loans to the extent not covered by Excess Interest. The overcollateralization will be represented by the equity certificate of the Trust, which will initially be held by the Depositor. The Excess Interest described above will be distributed to the Notes as principal if the Overcollateralization Amount is below the required level. This will reduce the principal balance of the Notes faster than the principal balance of the home equity loans until the Targeted Overcollateralization Amount is reached. As of the Closing Date, the Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount.

                           3) Subordination: Payments of interest will be made first concurrently to the Class A-1 and Class A-2 Notes pro rata, then to the Class M-1 Notes, and then to the Class M-2 Notes, in that order, as described in further detail below under "Principal and Interest Distributions." Payments of principal will be made to each class of Notes pro rata, with such payments being applied to the Class A-1, Class A-2, Class M-1 and Class M-2 Notes, in that order, as described in further detail below under "Principal and Interest Distributions." To the extent that funds available to pay interest and/or principal are insufficient, the classes of Notes with higher relative payment priorities as described in further detail below under "Principal and Interest Distributions" will receive payments of interest and/or principal prior to the classes of Notes with lower relative payment priorities.

Stepdown Date:             The later to occur of (x) the Payment Date in
                           September 2008 and (y) the first Payment Date on which the aggregate pool balance of the home equity loans has been reduced to 50.00% of the aggregate pool balance of the home equity loans as of the Cut-Off Date.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)




                        Credit Enhancement (Continued)

Initial                    On the Closing Date, the Overcollateralization
Overcollateralization      Amount will be equal to approximately 20.75% of the
Amount:                    aggregate principal balance of the home equity
                           loans as of the Cut-Off Date, which is the Targeted
                           Overcollateralization Amount as of the Closing
                           Date.

Targeted                   With respect to any Payment Date (x) prior to the
Overcollateralization      Stepdown Date, an amount equal to 20.75% of the
Amount:                    aggregate principal balance of the home equity
                           loans as of the Cut-Off Date, and (y) on and after the Stepdown Date and on which a Trigger Event is not in effect, the greater of (i) 41.50% of the aggregate principal balance of the home equity loans as of the last day of the related Collection
                           Period and (ii) 1.00% of the aggregate principal balance of the home equity loans as of the Cut-Off
                           Date. If a Trigger Event is in effect on any Payment Date on or after the Stepdown Date, the Targeted Overcollateralization Amount for such
                           Payment Date shall be equal to the Targeted
                           Overcollateralization Amount for the immediately preceding Payment Date.

                           In the event that the Targeted
                           Overcollateralization Amount is permitted to decrease, or "step down" on a Payment Date in the future, a portion of the principal collections to be distributed on that Payment Date will be paid to the holder of the ownership interest in the Trust. This has the effect of decelerating the amortization of the Notes relative to the amortization of the home equity loans, and of reducing the Overcollateralization Amount.



Interim                    With respect to any Payment Date, the excess, if
Overcollateralization      any, of the aggregate principal balance of the home
Amount:                    equity loans as of the last day of the related
                           Collection Period over (i) the aggregate principal balance of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less (ii) the sum of (a) the principal collections received during such
                           Collection Period, (b) the Additional Principal
                           Reduction Amount for such Payment Date and (c) the
                           Principal Carry Forward Amount for each class of Notes for such Payment Date.

Interim                    With respect to any Payment Date, the excess, if
Overcollateralization      any, of the Targeted Overcollateralization Amount
Deficiency:                over the Interim Overcollateralization Amount.

Overcollateralization      With respect to any Payment Date, the excess, if
Amount:                    any, of (x) the aggregate principal balance of the
                           home equity loans as of the last day of the related
                           Collection Period over (y) the principal amount of the Notes (after taking into account any payments of principal on such Payment Date).



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)






                        Credit Enhancement (Continued)

Overcollateralization      With respect to any Payment Date, the amount (but
Release Amount:            not in excess of the principal collections received
                           during the related Collection Period) equal to the excess, if any, of (i) the Interim
                           Overcollateralization Amount for such Payment Date over (ii) the Targeted Overcollateralization Amount for such Payment Date.


Trigger Event:             Will be in effect on any Payment Date on or after
                           the Stepdown Date on which either (i) the three month rolling average of the Two Payment Plus
                           Delinquency Percentage for such Payment Date equals or exceeds 11.50%, or (ii) the Cumulative Loss
                           Percentage for such Payment Date exceeds the percentage for such Payment Date set forth below.

Two Payment Plus           As to any Collection Period, a fraction, expressed
Delinquency Percentage:    as a percentage, the numerator of which is equal to
                           the aggregate of the principal balances of all home equity loans that are two (2) or more payments contractually delinquent, including those home equity loans in bankruptcy, foreclosure or REO, and the denominator of which is the aggregate principal balance of the home equity loans as of the end of such Collection Period.

Cumulative Loss            With respect to any Payment Date on or after the
Percentage:                Stepdown Date, a Trigger Event will be in effect if
                           the Cumulative Loss Percentage exceeds the values defined below:


                                Payment Dates         Cumulative Loss Percentage
                                -------------         --------------------------

                         September 2008 - August 2009           11.25%

                         September 2009 - August 2010           15.75%

                         September 2010 - August 2011           18.75%

                         September 2011 and thereafter          19.75%



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)








                              Pass Through Rates

Note Rate:                 Each class of Notes will accrue interest during each
                           Interest Accrual Period at a variable rate per annum equal to the lesser of (i) the Formula Rate for such class and Interest Accrual Period and (ii) the Available Funds Cap for the related Payment
                           Date. Because there will be two consecutive
                           Interest Accrual Periods for the first Payment
                           Date, interest payable on each of the class of Notes on the first Payment Date will accrue at two different Note Rates - one Note Rate for the first
                           Interest Accrual Period and one Note Rate for the second Interest Accrual Period.

Formula Rate:              With respect to each class of Notes and any
                           Interest Accrual Period, a per annum rate equal to the sum of (a) One-Month LIBOR for such Interest
                           Accrual Period and (b) the applicable margin for such class and Interest Accrual Period.

Available Funds Cap:       With respect the first Payment Date, 8.50%, and with
                           respect to any subsequent Payment Date, a per annum rate equal to the product of (x) the weighted average of the net loan rates of the home equity loans, in each case outstanding as of the first day of the related Collection Period, and (y) a fraction the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual Period.

Current Interest:          With respect to the first  Payment Date and each
                           class of Notes, an amount equal to interest accrued during the two Interest Accrual Periods for the first Payment Date on the original principal amount of such class of Notes at the applicable Note Rate for the respective Interest Accrual Period. With respect to any subsequent Payment Date and each class of Notes, an amount equal to interest accrued during the related Interest Accrual Period on the principal amount of such class of Notes immediately prior to the Payment Date at the applicable Note
                           Rate.

Supplemental Interest      With respect to any Payment Date and each class of
Amount:                    Notes, the sum of (i) the excess, if any, of
                           interest accrued on such class of Notes during the related Interest Accrual Period (or, in the case of the first Payment Date, the first two Interest
                           Accrual Periods) at the applicable Formula Rate over interest due on such class of Notes at the applicable Note Rate; (ii) any Supplemental
                           Interest Amount for such class remaining unpaid from prior Payment Dates; and (iii) interest on the amount in clause (ii) at the applicable Formula
                           Rate.

Interest Carry Forward     With respect to any Payment Date and each class of
Amount:                    Notes, the sum of (x) the amount, if any, by which
                           (i) the sum of the Current Interest and the Interest Carry Forward Amount for such class of Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments in respect of such amounts made to such class of Notes on such preceding Payment Date plus (y) interest on such amount calculated for the related Interest
                           Accrual Period at the related Note Rate.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)






                            Additional Definitions

Available Payment Amount:  The sum of (a) principal and net interest collections received on the home equity loans during the related Collection Period only and (b) any amounts required to be paid in connection with the termination of the Trust. With respect to any Payment Date prior to the August 2006 Payment Date, if HSBC Finance or one of its affiliates is the master servicer, net interest collections will not be net of the Servicing Fee, and the Servicing Fee will be paid out of the Available Payment Amount as described below under "Principal and Interest Distributions".

                           With respect to (i) any Payment Date prior to the August 2006 Payment Date only if HSBC Finance or one of its affiliates is not the Master Servicer and (ii) any Payment Date on or after the August 2006 Payment Date, net interest collections will be net of the Servicing Fee and the Servicing Fee will be paid to the Master Servicer prior to payments to noteholders of the Available Payment Amount.

Principal Payment Amount:  With respect to any Payment Date, (a) the principal collections received on the home equity loans during the related Collection Period for such Payment Date minus (b) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.

Additional Principal       With respect to any Payment Date, the aggregate
Reduction Amount:          outstanding principal balance of the home equity
                           loans as of the first day of the related Collection
                           Period less the sum of (x) the aggregate principal balance of the home equity loans as of the last day of the related Collection Period and (y) the principal collections received on the home equity loans during the related Collection Period.

Principal Carry Forward    With respect to any Payment Date and each class of
Amount:                    Notes, the amount, if any, by which (i) the
                           Principal Carry Forward Amount, Principal Payment
                           Amount and Additional Principal Reduction Amount payable to such class of Notes, as of the preceding
                           Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such class in respect of such amounts on such prior Payment Date.

Extra Principal Payment    The lesser of (i) the Monthly Excess Cashflow and
Amount:                    (ii) the Interim Overcollateralization Deficiency.

Monthly Excess Cashflow:   With respect to any Payment Date, the excess, if any,
                           of (i) net interest collections received during the related Collection Period over (ii) the sum of (x) the Current Interest plus the Interest Carry
                           Forward Amount for each class of Notes for such Payment Date, (y) the Additional Principal
                           Reduction Amount for such Payment Date and (z) the
                           Principal Carry Forward Amount for each class of Notes for such Payment Date.





-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



                     Principal and Interest Distributions

On each Payment Date, the Administrator shall pay amounts on deposit in the collection account, to the extent of the Available Payment Amount, in the following amounts and order of priority:

(i) Concurrently, to the holders of the Class A-1 and Class A-2 Notes pro rata, the Current Interest and any Interest Carry Forward Amount for each such class and Payment Date;

(ii) To the holders of the Class M-1 Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(iii) To the holders of the Class M-2 Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(iv) To the holders of the Class A-1 Notes, approximately 60.818885297% of the Principal Payment Amount for such Payment Date, until the Note Principal Amount of such class has been reduced to zero;

(v) To the holders of Class A-1 Notes, the Principal Carry Forward Amount with respect to the Class A-1 Notes for such Payment Date;

(vi) To the holders of Class A-1 Notes, approximately 60.818885297% of the Additional Principal Reduction Amount for such Payment Date, until the principal balance of such Class A-1 Notes has been reduced to zero;

(vii) To the holders of the Class A-2 Notes, approximately 15.202272505% of the Principal Payment Amount for such Payment Date, until the Note Principal Amount of such class has been reduced to zero;

(viii) To the holders of Class A-2 Notes, the Principal Carry Forward Amount with respect to the Class A-2 Notes for such Payment Date;

(ix) To the holders of Class A-2 Notes, approximately 15.202272505% of the Additional Principal Reduction Amount for such Payment Date, until the principal balance of such Class A-2 Notes has been reduced to zero;

(x) To the holders of Class M-1 Notes, approximately 11.989421099% of the Principal Payment Amount for such Payment Date, until the principal balance of such Class M-1 Notes has been reduced to zero;

(xi) To the holders of Class M-1 Notes, the Principal Carry Forward Amount with respect to the Class M-1 Notes for such Payment Date;

(xii) To the holders of Class M-1 Notes, approximately 11.989421099% of the Additional Principal Reduction Amount for such Payment Date, until the principal balance of such Class M-1 Notes has been reduced to zero;

(xiii) To the holders of Class M-2 Notes, approximately 11.989421099% of the Principal Payment Amount for such Payment Date, until the principal balance of such Class M-2 Notes has been reduced to zero;

(xiv) To the holders of Class M-2 Notes, the Principal Carry Forward Amount with respect to the Class M-2 Notes for such Payment Date;

(xv) To the holders of Class M-2 Notes, approximately 11.989421099% of the Additional Principal Reduction Amount for such Payment Date, until the principal balance of such Class M-2 Notes has been reduced to zero;

(xvi) Concurrently to the holders of the Class A-1, Class A-2, Class M-1 and Class M-2 Notes, approximately 60.818885297%, 15.202272505%,
         11.989421099% and 11.989421099% of the Extra Principal Payment Amount for such Payment Date, respectively, until the Note Principal Amount of each such class has been reduced to zero;

(xvii) Concurrently to the holders of the Class A-1, Class A-2, Class M-1 and Class M-2 Notes, the Supplemental Interest Amount for each such class and Payment Date, pro rata based on each class's respective Supplemental Interest Amount;

(xviii) To the Owner Trustee on behalf of the Trust, an amount sufficient to pay any judgment or settlement affecting the Trust;

(xix) To the Master Servicer, accrued and unpaid Servicing Fees for each Collection Period during which HSBC Finance or one of its affiliates is the Master Servicer before and including the June 2006 Collection Period; and

(xx) To the holder of the ownership interest in the Trust, any remaining Available Payment Amount, subject to certain limitations.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                       HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



                                                 Note Summary (To Call)
All Classes
PPC                                            0%          50%         75%        100%         125%        150%         200%
  Average Life (Years)                        8.87        4.48        3.17        2.37         1.63        1.37         1.01
  First Principal Payment Date               Sep 05      Sep 05      Sep 05      Sep 05       Sep 05      Sep 05       Sep 05
  Last Principal Payment Date                Aug 15      Aug 15      Nov 12      Jan 11       Sep 08      Mar 08       Jun 07
  Principal Payment Window (Months)            120         120         87          65           37          31           22

------------------------------------------------------------------------------------------------------------------------------

                                               Note Summary (To Maturity)
All Classes
PPC                                            0%          50%         75%        100%         125%        150%         200%
  Average Life (Years)                        11.73       4.71        3.37        2.54         1.75        1.41         1.04
  First Principal Payment Date               Sep 05      Sep 05      Sep 05      Sep 05       Sep 05      Sep 05       Sep 05
  Last Principal Payment Date                Mar 23      Oct 18      Sep 15      Jun 13       Feb 10      Dec 08       Jan 08
  Principal Payment Window (Months)            211         158         121         94           54          40           29

---------------------------------------------------------------------------------------------------------------------------------

                                                      Pricing Speed

100% PPC:

100% PPC assumes on a seasoning adjusted basis that prepayments start at 0% CPR in month one, increase by approximately 1.3158% each month to 25% CPR in month twenty, and remain at 25% CPR thereafter.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)






                         Available Funds Schedule(1)


            Payment       Class A-1      Class A-2    Class M-1    Class M-2
  Period    Date          Cap (2)        Cap (2)      Cap (2)      Cap (2)
--------------------------------------------------------------------------------
    1       20-Sep-05       13.29           13.31       13.35          13.36
    2       20-Oct-05       10.80           10.81       10.84          10.85
    3       20-Nov-05       10.49           10.51       10.54          10.55
    4       20-Dec-05       10.90           10.91       10.95          10.95
    5       20-Jan-06       10.60           10.62       10.65          10.66
    6       20-Feb-06       10.67           10.68       10.72          10.72
    7       20-Mar-06       11.89           11.90       11.94          11.95
    8       20-Apr-06       10.81           10.83       10.86          10.87
    9       20-May-06       11.25           11.27       11.31          11.31
    10      20-Jun-06       10.98           10.99       11.03          11.04
    11      20-Jul-06       11.44           11.45       11.49          11.50
    12      20-Aug-06       10.51           10.52       10.56          10.57
    13      20-Sep-06       10.60           10.62       10.66          10.67
    14      20-Oct-06       11.06           11.08       11.12          11.13
    15      20-Nov-06       10.81           10.83       10.87          10.88
    16      20-Dec-06       11.28           11.30       11.35          11.36
    17      20-Jan-07       11.04           11.06       11.10          11.11
    18      20-Feb-07       11.16           11.18       11.23          11.24
    19      20-Mar-07       12.49           12.52       12.57          12.58
    20      20-Apr-07       11.42           11.44       11.49          11.50
    21      20-May-07       11.94           11.97       12.02          12.04
    22      20-Jun-07       11.71           11.73       11.79          11.80
    23      20-Jul-07       12.26           12.29       12.35          12.36
    24      20-Aug-07       12.03           12.05       12.12          12.13
    25      20-Sep-07       12.20           12.23       12.29          12.31
    26      20-Oct-07       12.80           12.83       12.90          12.91
    27      20-Nov-07       12.58           12.61       12.68          12.69
    28      20-Dec-07       13.21           13.24       13.32          13.33
    29      20-Jan-08       13.00           13.04       13.11          13.13
    30      20-Feb-08       13.23           13.27       13.35          13.36
    31      20-Mar-08       14.41           14.45       14.54          14.56
    32      20-Apr-08       13.74           13.78       13.87          13.89
    33      20-May-08       14.49           14.53       14.63          14.65
    34      20-Jun-08       14.32           14.37       14.47          14.48

-------------------------------------------------------------------------------


1) Assumes that 1-month LIBOR instantaneously increases to 20.00% and run at the pricing speed.
2)   Includes Supplemental Interest Amounts.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)




                       Available Funds Schedule Cont. (1)

            Payment       Class A-1      Class A-2       Class M-1    Class M-2
  Period    Date          Cap(2)         Cap(2)          Cap(2)       Cap(2)
-------------------------------------------------------------------------------
    35      20-Jul-08       15.13           15.18          15.29         15.31
    36      20-Aug-08       14.99           15.04          15.15         15.17
    37      20-Sep-08       73.27           73.73          74.73         74.93
    38      20-Oct-08       73.83           74.30          75.30         75.51
    39      20-Nov-08       69.67           70.12          71.07         71.26
    40      20-Dec-08       70.21           70.66          71.62         71.81
    41      20-Jan-09       66.26           66.68          67.59         67.77
    42      20-Feb-09       63.78           64.19          65.06         65.24
    43      20-Mar-09       37.51           37.72          38.18         38.27
    44      20-Apr-09       33.89           34.08          34.50         34.58
    45      20-May-09       35.03           35.23          35.66         35.75
    46      20-Jun-09       33.91           34.11          34.52         34.61
    47      20-Jul-09       35.05           35.25          35.69         35.78
    48      20-Aug-09       33.93           34.13          34.55         34.64
    49      20-Sep-09       33.94           34.14          34.57         34.65
    50      20-Oct-09       35.09           35.29          35.73         35.82
    51      20-Nov-09       33.97           34.17          34.59         34.68
    52      20-Dec-09       35.11           35.32          35.76         35.85
    53      20-Jan-10       33.99           34.19          34.62         34.71
    54      20-Feb-10       34.00           34.20          34.64         34.73
    55      20-Mar-10       37.66           37.88          38.37         38.46
    56      20-Apr-10       34.02           34.23          34.67         34.76
    57      20-May-10       35.17           35.38          35.84         35.93
    58      20-Jun-10       34.05           34.25          34.70         34.79
    59      20-Jul-10       35.20           35.41          35.87         35.97
    60      20-Aug-10       34.07           34.28          34.73         34.82
    61      20-Sep-10       34.08           34.29          34.75         34.84
    62      20-Oct-10       35.23           35.45          35.92         36.02
    63      20-Nov-10       34.11           34.32          34.78         34.87
    64      20-Dec-10       35.26           35.48          35.96         36.05
    65      20-Jan-11       34.14           34.35          34.81         34.91

-------------------------------------------------------------------------------

1) Assumes that 1-month LIBOR instantaneously increases to 20.00% and run at the pricing speed.
2)   Includes Supplemental Interest Amounts.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



           Delinquency and Loss Experience of the Master Servicer's
                    Closed End Home Equity Loan Portfolio

The information presented below summarizes the delinquency and loss experience for all closed-end home equity loans originated by the United States consumer lending business of HSBC Finance, including loans purchased with servicing performed by HSBC Finance and its subsidiaries that were originated through a sourcing relationship, real estate acquired through foreclosures, and the retail operations of Beneficial Corporation, a subsidiary of HSBC Finance. The policies and practices described below are those of HSBC Finance's consumer lending business with respect to home equity loans.

HSBC Finance determines the delinquency status of a home equity loan on the basis of contractual delinquency, which is a method of determining delinquency status based on the status of payments due under the home equity loan. HSBC Finance determines the delinquency status of a home equity loan at the end of each month based on the home equity loan's delinquency status as of its most recent cycle date. A home equity loan's cycle date is generally six to nine days after its due date. The delinquency status of a home equity loan may be affected by HSBC Finance's account management policies and practices for the collection of home equity loans in its consumer lending portfolio as described below. Under these policies and practices, HSBC Finance may treat a home equity loan as current based upon indicia or criteria that in its judgment evidence a probability of continued payment. These policies and procedures are designed to maintain and improve borrower relationships, to maximize collections and to avoid foreclosure if reasonably possible.

HSBC Finance's primary account management practice that resets the delinquency status of a home equity loan to contractually current is referred to as a "restructure." Restructuring is used in situations in which a delinquent borrower is in a position to resume making payments but may not have sufficient funds to pay all past due amounts. A restructure does not change the maturity date of the home equity loan but does require the borrower to pay all amounts due on or before the maturity date. "Hardship restructures" or "workout restructures" are situations in which the payment and/or interest rate may be modified on a temporary or permanent basis.

The fact that restructure criteria may be met for a particular home equity loan does not require HSBC Finance to restructure that loan, and the extent to which HSBC Finance restructures home equity loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time. HSBC Finance uses account restructuring in an effort to maximize collections, to maintain and improve borrower relationships and to avoid foreclosure when it is reasonable to do so. Accordingly, the application of this practice is subject to complexities, variations and changes from time to time. These policies and practices are continually under review and assessment to assure that they meet the goals outlined above, and consequently, HSBC Finance will modify or permit exceptions to these general policies and practices from time to time. In addition, exceptions to these policies and practices may be made in specific situations in response to legal or regulatory agreements or orders. When comparing delinquency and loss experience in different periods, the fact that HSBC Finance's restructure policies and practices will change over time and that exceptions are made to those policies and practices should be taken into account.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                       HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)




           Delinquency and Loss Experience of the Master Servicer's
               Closed End Home Equity Loan Portfolio (Continued)

In the third quarter of 2003, HSBC Finance implemented certain changes to its restructure policies and practices that generally apply to loans originated after January 1, 2003. These policies and practices to be effective for loans originated after January 1, 2003 are:

     o home equity loans may be restructured upon receipt of two qualifying payments within the 60 days preceding the restructure;
     o home equity loans will be limited to four restructures in a rolling 60-month period;
     o home equity loans will generally not be eligible for restructure until nine months after origination;
     o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
     o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
     o except for bankruptcy reaffirmation and filed Chapter 13 plans, a home equity loan generally will not be restructured more than once in a 12 month period;
     o borrowers who have been affected by a disaster may be allowed to skip a payment; and
     o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured upon receipt of one qualifying payment.

Home equity loans originated prior to January 1, 2003 will generally be subject to restructure policies and practices that differ from those summarized above. The policies and practices applicable to those loans are summarized below:

     o home equity loans may be restructured upon receipt of two qualifying payments within 60 days; however, home equity loans whose borrowers are in workout, disaster or strike situations may be restructured upon receipt of one payment or no payments;
     o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
     o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
     o except for bankruptcy reaffirmation and filed Chapter 13 plans, agreed automatic withdrawal or workout/disaster/strike situations, home equity loans are generally limited to one restructure every 12 months;
     o home equity loans generally are not eligible for restructure until six months after origination; and
     o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured with one qualifying payment.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)


           Delinquency and Loss Experience of the Master Servicer's
               Closed End Home Equity Loan Portfolio (Continued)


In addition to restructuring home equity loans, in limited situations HSBC Finance may enter into a rewrite with a borrower. HSBC Finance enters into rewrites to manage borrower relationships, to maximize collections and to avoid foreclosure if reasonably possible. In a rewrite, a new home equity loan is written for a borrower whose home equity loan is delinquent, and the proceeds of the new home equity loan are applied to prepay the delinquent home equity loan in full. The new home equity loan will be treated as contractually current, will not be reflected in delinquency statistics, and will not be substituted or otherwise added to the trust.

Delinquency and loss experience of closed end home equity loans purchased from other lenders, including through correspondent and wholesale operations, are excluded from the following tables. The tables also exclude information for HSBC Finance's revolving home equity loans and adjustable rate home equity loans. With respect to home equity loans, HSBC Finance's general policy is to initiate foreclosure on the mortgaged property only after the home equity loan is more than two months delinquent, any notices required by law have been sent to the borrower and the foreclosure is authorized by management. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, HSBC Finance may elect not to commence foreclosure if (1) the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period (see related discussion above) or (2) there is no economic benefit from the pursuit of foreclosure taking into account the expected costs of foreclosure and property restoration and management. HSBC Finance's policy with respect to charged-off amounts is generally to recognize losses on past due accounts when HSBC Finance takes title to the property in foreclosure proceedings or when a settlement with the borrower is reached. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the home equity loans will be similar to that described on the following pages.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)




           Delinquency and Loss Experience of the Master Servicer's
               Closed End Home Equity Loan Portfolio (Continued)


HSBC Finance Consumer Lending Closed-End Home Equity Loan Delinquency Experience

                            At March 31,                                     At December 31,
                        ---------------------------------------------------------------------------------------------------------
                                    2005              2004             2003              2002             2001              2000
                        ---------------------------------------------------------------------------------------------------------
Number of home equity            302,859           298,002          281,297           285,654          255,118           207,828
loans managed

Aggregate principal
balance of
home equity loans        $30,168,314,236   $29,099,166,238  $25,128,592,340   $23,095,352,687  $19,327,020,694   $13,520,396,079
managed

Contractually delinquent
principal balances
of the home equity
loans managed:

One payment past due        $614,372,456      $735,834,889     $723,798,204      $751,973,652     $551,652,745      $422,286,344

Two payments past due       $118,892,883      $148,332,016     $151,709,503      $168,040,461      $86,227,538       $50,625,989

Three or more               $766,506,048      $828,478,253     $940,458,464      $666,674,276     $433,046,224      $294,647,865
payments past due

Principal balance of
home equity loans
managed three or more
payments past due
as a percentage of the
aggregate principal
balance of the home
equity loans managed               2.54%             2.85%            3.74%             2.89%            2.24%             2.18%
----------------------------------------------------------------------------------------------------------------------------------

In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse and "contractually delinquent principal balances of the home equity loans managed" includes REO Home Equity Loans.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



           Delinquency and Loss Experience of the Master Servicer's
               Closed End Home Equity Loan Portfolio (Continued)

HSBC Finance Consumer Lending Closed-End Home Equity Loan Loss Experience
                           At or for the
                            period ended
                               March 31,                         At or for the period ended December 31,
                        ---------------------------------------------------------------------------------------------------------
                                    2005              2004             2003              2002             2001              2000
                        ---------------------------------------------------------------------------------------------------------
Number of home equity            302,859           298,002          281,297           285,654          255,118           207,828
loans managed

Average principal
balance of home
equity
loans managed            $29,707,691,808   $27,184,471,712  $24,187,891,026   $21,906,970,326  $16,299,225,561   $11,227,917,100

Gross charge-offs            $69,195,209      $308,362,099     $257,590,393      $164,485,887      $81,677,475       $67,740,620

REO expense                  $17,991,736       $98,414,500      $78,496,211       $49,507,984      $39,026,156       $32,757,512

Ratio of gross
charge-offs to                    0.93%*             1.13%            1.06%             0.75%            0.50%             0.60%
average balance

Ratio of gross
charge-offs and REO
expense to average
balance                           1.17%*             1.50%            1.39%             0.98%            0.74%             0.90%
---------------------------------------------------------------------------------------------------------------------------------

*Annualized

In the foregoing tables, "home equity loans managed" includes home equity loans owned and serviced with limited recourse, and "average principal balance of the home equity loans managed" is the average of the monthly average principal balances. "Gross charge-offs" is the loss recognized (a) upon settlement with the borrower for less than the entire amount due, and (b) upon writedown to the net realizable value of a property when HSBC Finance or a subsidiary acquires title to the property. Expenses incurred in foreclosing upon, maintaining or selling the property, additional losses taken upon decline of the property's net value or any gain or loss on sale of the underlying property are reflected separately above as "REO expense." Prior to 2004, REO expense generally included up to 120 days of accrued and unpaid interest on REO loans. The loss statistics for 2004 and 2005 have been compiled using refined assumptions and estimates. When comparing loss statistics from different periods, the fact that HSBC Finance loss policies and practices will change over time should be taken into account.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



 Restructure Experience of the Master Servicer's Closed End Home Equity Loan
                                  Portfolio

--------------------------------------------------------------------------------
HSBC Finance Consumer Lending Closed-End Home Equity Loan Restructure Experience
                                                   -----------------------------------------------------------
                                                         At March 31, 2005           At December 31, 2004
                                                       (Dollars in Millions)         (Dollars in Millions)
                                                   -----------------------------------------------------------
Aggregate principal balance of home equity loans:
Never Restructured                                         $25,514        84.6%        $24,429          84.0%

Restructured
  Restructured in last 6 months                             $1,668         5.5%         $1,692           5.8%
  Restructured in last 7 - 12 months                        $1,205         4.0%         $1,172           4.0%
  Restructured over 12 months ago                           $1,782         5.9%         $1,806           6.2%

Total Ever Restructured                                     $4,654        15.4%         $4,670          16.0%

Total (see footnote below)                                 $30,168       100.0%        $29,099         100.0%

The foregoing table summarizes approximate restructure statistics for all closed-end home equity loans originated by the United States consumer lending business of HSBC Finance, including loans purchased with servicing performed by HSBC Finance and its subsidiaries that were originated through a sourcing relationship, real estate acquired through foreclosures, and the retail operations of Beneficial Corporation, a subsidiary of HSBC Finance, while excluding all adjustable rate loans, loans purchased from other lenders, (unless originated through a sourcing relationship) including through correspondent and wholesale operations.





-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)






                  Description of the Cut-Off Date Collateral


Summary
------------------------------------------------------------------------------
    Cut-Off Date Loan Principal Balance                        $1,288,192,285
    Aggregate Number of Loans                                          10,314
    Average Original Loan Principal Balance                          $127,227
    Average Cut-Off Date Loan Principal Balance                      $124,897
    Weighted Average Original Combined LTV                             95.46%
    Weighted Average Interest Rate                                     8.500%
    Weighted Average Remaining Term to Stated Maturity (months)           306
    Weighted Average FICO Credit Score                                    610
    Product Type -- Fixed Rate                                        100.00%
    Fully Amortizing Mortgage Loans                                   100.00%
    Lien Priority -- First                                             94.18%
                           -- Second                                    5.82%
       Occupancy Type -- Primary                                      100.00%
       Geographical Distribution
        - CA                                                           12.35%
        - FL                                                            7.60%
        - VA                                                            7.54%
       Number of States                                                    44
       Loans with Prepayment Penalties                                 66.70%
------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



        Original Principal Balances

                                                                                                             % of Aggregate
                                                                         Principal Balance                Principal Balance
         Range of Original                       Number                  Outstanding as of            Outstanding as of the
         Principal Balances ($)                 of Loans                 the Cut-Off Date                      Cut-Off Date
  ----------------------------------------------------------------------------------------------------------------------------
         Up to 50,000.00                          1,294                       $   42,160,551                         3.27%
         50,000.01  -  100,000.00                 3,288                          245,902,722                        19.09
         100,000.01   - 150,000.00                2,715                          329,287,833                        25.56
         150,000.01   - 200,000.00                1,515                          256,791,280                        19.93
         200,000.01   - 250,000.00                  717                          156,768,141                        12.17
         250,000.01   - 300,000.00                  354                           94,569,388                         7.34
         300,000.01 and above                       431                          162,712,371                        12.63
  ----------------------------------------------------------------------------------------------------------------------------
         Total                                   10,314                       $1,288,192,285                       100.00%
  ============================================================================================================================
         Note: numbers may not add up to total due to rounding

        Average Original Principal Balance: $127,227
        Minimum Original Principal Balance:  $10,001
        Maximum Original Principal Balance: $601,243




        Current Principal Balances
                                                                                                             % of Aggregate
                                                                         Principal Balance                Principal Balance
         Range of Current                        Number                  Outstanding as of            Outstanding as of the
         Principal Balances ($)                 of Loans                 the Cut-Off Date                      Cut-Off Date
  ----------------------------------------------------------------------------------------------------------------------------
       Up to 50,000.00                             1,379                   $  46,226,860                           3.59%
       50,000.01  - 100,000.00                     3,334                     254,606,285                          19.76
       100,000.01    - 150,000.00                  2,683                     331,102,431                          25.70
       150,000.01    - 200,000.00                  1,491                     256,987,861                          19.95
       200,000.01    - 250,000.00                    686                     152,886,077                          11.87
       250,000.01    - 300,000.00                    329                      89,288,797                           6.93
       300,000.01 and above                          412                     157,093,975                          12.19
  ------------------------------------------------------------------------------------------------------------------------------
      Total                                       10,314                  $1,288,192,285                         100.00%
  ===============================================================================================================================

Note: numbers may not add up to total due to rounding

        Average Current Principal Balance: $124,897
        Minimum Current Principal Balance:   $8,305
        Maximum Current Principal Balance: $593,322


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                       HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



        Current Interest Rates
                                                                                                               % of Aggregate
                                                                           Principal Balance                Principal Balance
         Range of Current                        Number                    Outstanding as of            Outstanding as of the
         Interest Rates (%)                     of Loans                   the Cut-Off Date                      Cut-Off Date
  ---------------------------------------------------------------------------------------------------------------------------
        7.000   -   7.999                     3,040                    $  512,423,604                             39.78%
        8.000   -   8.999                     3,739                       505,440,609                             39.24
        9.000   -   9.999                     1,608                       164,512,417                             12.77
       10.000   -  10.999                       921                        59,379,853                              4.61
       11.000   -  11.999                       570                        28,650,491                              2.22
       12.000   -  12.999                       319                        13,234,905                              1.03
       13.000   -  13.999                        71                         2,762,893                              0.21
       14.000   -  14.999                        37                         1,484,280                              0.12
       15.000   -  15.999                         8                           280,647                              0.02
       16.000   -  16.999                         1                            22,584                              0.00
  ----------------------------------------------------------------------------------------------------------------------------
       Total                                 10,314                   $ 1,288,192,285                            100.00%
  ============================================================================================================================
       Note: numbers may not add up to total due to rounding

        Weighted Average Interest Rate:          8.500%
        Minimum Interest Rate:                   7.000%
        Maximum Interest Rate:                  16.140%



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)


        Original Combined Loan-to-Value Ratio
                                                                                                       % of Aggregate
                                                                     Principal Balance              Principal Balance
           Range of Original Combined             Number             Outstanding as of          Outstanding as of the
           Loan-to-Value Ratio (%)               of Loans             the Cut-Off Date                   Cut-Off Date
  ---------------------------------------------------------------------------------------------------------------------------
            0.00  -  30.00                            74                $   3,026,832                          0.23%
           30.01  -  40.00                            65                    4,242,637                          0.33
           40.01  -  50.00                           106                    7,478,361                          0.58
           50.01  -  60.00                           193                   19,347,187                          1.50
           60.01  -  70.00                           340                   33,151,174                          2.57
           70.01  -  80.00                         1,064                   97,415,535                          7.56
           80.01  -  90.00                           943                  122,233,976                          9.49
           90.01  -  100.00                        2,519                  349,443,558                         27.13
           100.01 -  106.37                        5,010                  651,853,025                         50.60
  ---------------------------------------------------------------------------------------------------------------------------
           Total                                  10,314               $1,288,192,285                        100.00%
  ===========================================================================================================================
              Note: numbers may not add up to total due to rounding

        Weighted Average Original Combined Loan-to-Value Ratio:          95.46%
        Minimum Original Combined Loan-to-Value Ratio:                    7.07%
        Maximum Original Combined Loan-to-Value Ratio:                  106.37%


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)


Geographic Distribution
                                                                                                            % of Aggregate
                                                                        Principal Balance                Principal Balance
                                                  Number                Outstanding as of            Outstanding as of the
            State                                of Loans                the Cut-Off Date                     Cut-Off Date
  ----------------------------------------------------------------------------------------------------------------------------
       California                                    866                   $  159,116,268                          12.35%
       Florida                                       737                       97,945,238                           7.60
       Virginia                                      697                       97,117,884                           7.54
       New York                                      738                       93,110,247                           7.23
       Pennsylvania                                  725                       84,094,675                           6.53
       Ohio                                          568                       67,981,793                           5.28
       Maryland                                      288                       47,382,706                           3.68
       Texas                                         727                       44,175,859                           3.43
       Washington                                    282                       42,815,945                           3.32
       Michigan                                      361                       38,065,257                           2.95
       Missouri                                      335                       36,316,409                           2.82
       Georgia                                       272                       31,337,893                           2.43
       North Carolina                                285                       31,231,529                           2.42
       Indiana                                       273                       28,373,952                           2.20
       Arizona                                       237                       27,668,626                           2.15
       Massachusetts                                 172                       27,134,538                           2.11
       Minnesota                                     151                       24,329,143                           1.89
       Connecticut                                   160                       22,291,317                           1.73
       Kentucky                                      196                       21,162,824                           1.64
       Oregon                                        152                       20,757,694                           1.61
       Colorado                                      101                       19,042,099                           1.48
       Tennessee                                     187                       18,979,398                           1.47
       Nevada                                        105                       17,408,419                           1.35
       Oklahoma                                      194                       16,947,160                           1.32
       Wisconsin                                     135                       15,684,975                           1.22
       Kansas                                        136                       14,886,775                           1.16
       South Carolina                                136                       14,306,627                           1.11
       Louisiana                                     136                       14,263,268                           1.11
       Hawaii                                         66                       14,003,471                           1.09
       Alabama                                       131                       12,726,840                           0.99
       Delaware                                       79                       11,384,150                           0.88
       New Hampshire                                  76                       11,017,111                           0.86
       New Mexico                                     82                        9,022,531                           0.70
       Utah                                           73                        8,617,648                           0.67
       Idaho                                          61                        6,838,052                           0.53
       Nebraska                                       72                        6,809,764                           0.53
       Maine                                          54                        6,446,441                           0.50
       Iowa                                           72                        6,058,134                           0.47
       Rhode Island                                   31                        5,029,381                           0.39
       Montana                                        44                        4,824,216                           0.37
       West Virginia                                  53                        4,467,311                           0.35
       Wyoming                                        27                        3,292,723                           0.26
       South Dakota                                   34                        3,154,060                           0.24
       Vermont                                         7                          571,931                           0.04
  ----------------------------------------------------------------------------------------------------------------------------
       Total                                      10,314                  $ 1,288,192,285                         100.00%
  ============================================================================================================================
            Note: numbers may not add up to total due to rounding
            Number of States Represented: 44



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)


     Occupancy Type
                                                                                                           % of Aggregate
                                                                        Principal Balance               Principal Balance
                                                Number                  Outstanding as of           Outstanding as of the
       Occupancy Type                          of Loans                 the Cut-Off Date                     Cut-Off Date
  ----------------------------------------------------------------------------------------------------------------------------
       Primary Residence                        10,314                     $ 1,288,192,285                         100.00%
  ----------------------------------------------------------------------------------------------------------------------------
       Total                                    10,314                     $ 1,288,192,285                         100.00%
  ============================================================================================================================
      Note: numbers may not add up to total due to rounding

     Lien Position

                                                                                                           % of Aggregate
                                                                         Principal Balance              Principal Balance
                                                      Number             Outstanding as of          Outstanding as of the
             Lien Position                           of Loans             the Cut-Off Date                   Cut-Off Date
  ----------------------------------------------------------------------------------------------------------------------------
             First Lien                                8,827               $  1,213,262,920                         94.18%
             Second Lien                               1,487                     74,929,365                          5.82
  ----------------------------------------------------------------------------------------------------------------------------
             Total                                    10,314               $  1,288,192,285                        100.00%
  ============================================================================================================================
             Note: numbers may not add up to total due to rounding



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



        Remaining Term to Stated Maturity
                                                                                                               % of Aggregate
                                                                     Principal Balance                      Principal Balance
         Remaining Term to                  Number                   Outstanding as of                  Outstanding as of the
         Stated Maturity (Months)          of Loans                  the Cut-Off Date                            Cut-Off Date
  ----------------------------------------------------------------------------------------------------------------------------
            1  -  60                            45                        $   993,286                                0.08%
           61  - 120                           434                         24,370,558                                1.89
          121  - 180                         1,143                         86,877,279                                6.74
          181  - 240                         1,814                        172,597,721                               13.40
          241  - 300                         1,146                        146,550,377                               11.38
          301  - 360                         5,732                        856,803,065                               66.51
  ----------------------------------------------------------------------------------------------------------------------------
          Total                             10,314                    $ 1,288,192,285                              100.00%
  ============================================================================================================================
         Note: numbers may not add up to total due to rounding

           Weighted Average Remaining Term:    306 months
           Minimum Remaining Term:             43 months
           Maximum Remaining Term:             353 months




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



        Year of Origination
                                                                                                             % of Aggregate
                                                                    Principal Balance                     Principal Balance
                                               Number               Outstanding as of                 Outstanding as of the
       Year of Origination Date               of Loans               the Cut-Off Date                          Cut-Off Date
  ----------------------------------------------------------------------------------------------------------------------------
                 2004                           10,314                 $ 1,288,192,285                             100.00%
  ----------------------------------------------------------------------------------------------------------------------------
                 Total                          10,314                 $ 1,288,192,285                             100.00%
  ============================================================================================================================

        FICO Credit Scores(1)(2)
                                                                                                             % of Aggregate
                                                                    Principal Balance                     Principal Balance
                                                 Number             Outstanding as of                 Outstanding as of the
       Range of FICO Credit Scores              of Loans             the Cut-Off Date                          Cut-Off Date
  ----------------------------------------------------------------------------------------------------------------------------
       Not Available                                 35                  $ 4,113,962                                 0.32%
       471  -  500                                   11                    1,520,962                                 0.12
       501  -  540                                1,041                  123,281,895                                 9.57
       541  -  580                                2,224                  272,278,784                                21.14
       581  -  620                                2,658                  334,513,668                                25.97
       621  -  660                                2,465                  320,962,964                                24.92
       661  -  700                                1,422                  180,441,311                                14.01
       701  -  816                                  458                   51,078,740                                 3.97
  ----------------------------------------------------------------------------------------------------------------------------
       Total                                     10,314              $ 1,288,192,285                               100.00%
  ============================================================================================================================
       Note: numbers may not add up to total due to rounding

           Weighted Average FICO Credit Score: 610 (3)
           Minimum FICO Credit Score: 471 (3)
           Maximum FICO Credit Score: 816

          (1) HSBC Finance does not use FICO Credit Scores as a primary basis of its credit decision but evaluates credit-worthiness based upon a proprietary internal credit-scoring model.

          (2) The FICO Credit Scores presented represent the scores entered into the first borrower's field in HSBC Finance's or its subsidiary's electronic records at the time of application. These scores may be the higher or the lower of the FICO Credit Scores for co-borrowers of a home equity loan and may not be the score assigned to the primary obligor on the loan.

          (3) Weighted Average FICO Credit Score and Minimum FICO Credit Scores presented exclude loans without a FICO Credit Score.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)


Modeling Assumptions
--------------------------------------------------------------------------------------------------------------
                                                                                  Remaining      Original
            Current Balance       Gross Coupon     Servicing**     Net Coupon    Term (mths)    Term (mths)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
       1         $3,252,159.25            9.071%           0.5%          8.571%            97            113
--------------------------------------------------------------------------------------------------------------
       2         $7,246,790.59            8.705%           0.5%         8.205 %           102            115
--------------------------------------------------------------------------------------------------------------
       3         $7,556,327.50            9.438%           0.5%         8.938 %           106            116
--------------------------------------------------------------------------------------------------------------
       4         $6,932,727.83            9.254%           0.5%         8.754 %           106            113
--------------------------------------------------------------------------------------------------------------
       5        $10,120,641.73            8.608%           0.5%         8.108 %           161            177
--------------------------------------------------------------------------------------------------------------
       6        $21,823,364.36            8.650%           0.5%         8.150 %           164            177
--------------------------------------------------------------------------------------------------------------
       7        $27,903,963.54            9.152%           0.5%         8.652 %           167            177
--------------------------------------------------------------------------------------------------------------
       8        $26,424,420.70            9.067%           0.5%         8.567 %           170            177
--------------------------------------------------------------------------------------------------------------
       9        $31,246,439.83            8.464%           0.5%         7.964 %           224            239
--------------------------------------------------------------------------------------------------------------
      10        $46,924,284.79            8.597%           0.5%         8.097 %           225            238
--------------------------------------------------------------------------------------------------------------
      11        $45,530,974.79            8.871%           0.5%         8.371 %           228            238
--------------------------------------------------------------------------------------------------------------
      12        $40,896,811.85            8.989%           0.5%         8.489 %           230            237
--------------------------------------------------------------------------------------------------------------
      13        $24,012,453.20            8.259%           0.5%         7.759 %           274            290
--------------------------------------------------------------------------------------------------------------
      14        $38,881,822.15            8.305%           0.5%         7.805 %           279            292
--------------------------------------------------------------------------------------------------------------
      15        $39,957,986.28            8.710%           0.5%         8.210 %           284            294
--------------------------------------------------------------------------------------------------------------
      16        $46,457,718.77            8.713%           0.5%         8.213 %           288            295
--------------------------------------------------------------------------------------------------------------
      17       $124,274,480.93            8.195%           0.5%         7.695 %           342            357
--------------------------------------------------------------------------------------------------------------
      18       $214,363,240.53            8.182%           0.5%         7.682 %           345            358
--------------------------------------------------------------------------------------------------------------
      19       $241,508,639.54            8.553%           0.5%         8.053 %           347            357
--------------------------------------------------------------------------------------------------------------
      20       $282,877,037.13            8.483%           0.5%         7.983 %           350            357
--------------------------------------------------------------------------------------------------------------

** Servicing Fees subordinated for 12 months

          o the scheduled monthly payment for each home equity loan has been based on its outstanding balance, interest rate and remaining term to maturity, so that the home equity loan will amortize in amounts sufficient for its repayment over its remaining term to maturity;
          o the net loan rate for each home equity loan is equal to the loan rate less the rate at which the servicing fee is calculated;
          o none of the sellers, the master servicer or the depositor will repurchase any home equity loan;
          o there are no delinquencies or losses on the home equity loans, and principal payments on the home equity loans will be timely received together with prepayments, if any, at the respective constant percentages of the prepayment assumption described in the table;
          o    there is no interest shortfall in any month;
          o each Collection Period with respect to the related payment date is the calendar month immediately preceding the month in which such payment date occurs;
          o payments on the Notes will be received on the 20th day of each month, commencing in September 2005;
          o    payments on the home equity loans earn no reinvestment return;
          o no reduction to the interest rate of any home equity loan occurs under the Pay Right Rewards program;
          o for the purpose of determining whether the servicing fee for any payment date prior to the August 2006 payment date will be payable to the master servicer out of the Available Payment Amount or instead whether it will be payable before payments are made to the Noteholders, HSBC Finance will be the master servicer through the Collection Period ending on June 30, 2006 (i.e., the Collection Period relating to the July 2006 payment date);
          o there are no additional ongoing trust expenses payable out of the trust;
          o    the Notes will be purchased on August 3, 2005;
          o    One-Month LIBOR remains constant at 3.48%.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                        HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



    Percentages of Initial Note Principal Amount of the Class A and Class M
     Notes Outstanding(1) at the Following Percentages of the Prepayment
                                  Assumption

          Payment Date     0% PPC         50% PPC         75% PPC        100% PPC        125% PPC          150% PPC        200% PPC
              3-Aug-05      100             100             100             100             100              100              100
             20-Aug-06      98              84              77              71              64               57               43
             20-Aug-07      96              69              57              45              35               25               8
             20-Aug-08      94              56              40              26              15               5                0
             20-Aug-09      92              44              31              23              5                0                0
             20-Aug-10      89              35              24              17              0                0                0
             20-Aug-11      86              30              19              11              0                0                0
             20-Aug-12      83              26              15              4               0                0                0
             20-Aug-13      80              22              10              0               0                0                0
             20-Aug-14      76              18              5               0               0                0                0
             20-Aug-15      73              16              0               0               0                0                0
             20-Aug-16      64              10              0               0               0                0                0
             20-Aug-17      55              5               0               0               0                0                0
             20-Aug-18      45              0               0               0               0                0                0
             20-Aug-19      35              0               0               0               0                0                0
             20-Aug-20      26              0               0               0               0                0                0
             20-Aug-21      16              0               0               0               0                0                0
             20-Aug-22      6               0               0               0               0                0                0
             20-Aug-23      0               0               0               0               0                0                0
----------------------------------------------------------------------------------------------------------------------------------
 Weighted Average Life
   to Maturity (years)    11.73            4.71             3.37           2.54            1.75             1.41            1.04
 Weighted Average Life
               to Call     8.87            4.48             3.17           2.37            1.63             1.37            1.01
----------------------------------------------------------------------------------------------------------------------------------

(1)      Rounded to the nearest whole percentage
(2) The weighted average life of a Note is determined by (a) multiplying the amount of each payment of principal by the number of months from the date of issuance of such Note to the related payment date, (b) adding the results and (c) dividing the sum by the initial Note Principal Amount of such Note and dividing the results by 12.
(3) Calculated using the earlier of the 15% optional clean-up call and the payment date in June 2015. Assumes that the master servicer exercises its option to purchase the home equity loans on the payment date immediately succeeding the payment date on which the Note Principal Amount of the Notes is less than or equal to 15% of the initial Note Principal Amount of the Notes.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.